EXHIBIT 24.01


                            RWD TECHNOLOGIES, INC.
                               POWER OF ATTORNEY


     Know all men by these presents, that the undersigned directors and officers of RWD Technologies, Inc., a Maryland corporation, constitute and appoint Dr. Robert W. Deutsch, Kenneth J. Rebeck, and Robert T. O'Connell (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead in any and all capacities to sign the Annual Report on Form 10-K and any or all amendments thereto and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       Signature                                                  Title                                         Date
       ---------                                                  -----                                         ----
/s/ Robert W. Deutsch                        Chairman of the Board, Chief Executive Officer,                  March 22, 2001
----------------------------------
Robert W. Deutsch, Ph.D.                     and Director

/s/ Kenneth J. Rebeck                        President, Chief Operating Officer, and Director                 March 22, 2001
----------------------------------
Kenneth J. Rebeck

/s/ Robert T. O'Connell                      Senior Vice President, Chief Financial Officer,                  March 22, 2001
----------------------------------
Robert T. O'Connell                          and Director

/s/ Daniel J. Slater                         President, Manufacturing Performance and Director                March 22, 2001
----------------------------------
Daniel J. Slater

/s/ Deborah T. Ung                           President, Enterprise Systems and Director                       March 22, 2001
----------------------------------
Deborah T. Ung

/s/ Dr. David Yager                          President, Latitude360 and Director                              March 22, 2001
----------------------------------
David Yager, H.D.D.

/s/ Jeffrey W. Wendel                        Senior Vice President, eSolutions and Director                   March 22, 2001
----------------------------------
Jeffrey W. Wendel

/s/ John H. Beakes                           Director                                                         March 22, 2001
----------------------------------
John H. Beakes

/s/ Jane C. Brown                            Director                                                         March 22, 2001
----------------------------------
Jane C. Brown

/s/ James R. Kinney                          Director                                                         March 22, 2001
----------------------------------
James R. Kinney

/s/ Jerry P. Malec                           Director                                                         March 22, 2001
----------------------------------
Jerry P. Malec

/s/ Robert M. Rubin                          Director                                                         March 22, 2001
----------------------------------
Robert M. Rubin

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